                                                                EXHIBIT 10.18(4)


                      TERMINATION OF MANAGEMENT AGREEMENT
                      -----------------------------------

          THIS TERMINATION OF MANAGEMENT AGREEMENT (the "Agreement") is entered into as of May 14, 1996 by and between ISLANDS RESTAURANTS, L.P., a Delaware limited partnership (the successor to the Management Agreement, as defined below, by assignment from Seneca Partners, Inc., a California corporation, formerly known as Islands Restaurants) ("Partnership"), and ISLANDS RESTAURANTS, INC., a Delaware corporation (formerly known as Big Wave, Inc.)("Manager").

                               R E C I T A L S :
                               ----------------

          A. Pursuant to that certain Management Agreement entered into on December 16, 1993 (but made effective as of January 3, 1994), which is currently by and between Partnership and Manager (the "Management Agreement"), Partnership retained Manager to, among other things, provide all services necessary to operate the restaurants set forth on Schedule "A" attached to the Management
                                     ------------
Agreement (the "Restaurants").

          B. Partnership and Manager now desire to terminate the Management Agreement in connection with certain transactions by and between Manager and certain affiliates of Partnership as more fully set forth in that certain Partnership Interest Purchase Agreement dated as of March 18, 1996, by and between Islands CA/AZ Holdings LP, a Delaware limited partnership, and Manager, and that certain Asset Purchase Agreement dated as of March 18, 1996, by and between Islands Florida LP, a Delaware limited partnership, and Manager.

          NOW, THEREFORE, in consideration of the preceding recitals and the promises, agreements and covenants set forth below, Partnership and Manager agree as follows:

                              A G R E E M E N T :
                              ------------------

          1.  Termination of Management Agreement.  Partnership and Manager
              -----------------------------------
hereby mutually agree that the Management Agreement and all of the provisions thereof shall terminate as of the date hereof; provided, however, that the
                                               --------  -------
provisions contained in Section 6 of the Management Agreement regarding indemnification shall survive the termination of the Management Agreement in accordance with the terms of such Section 6; and provided, further, that the
                                                 --------  -------
provisions contained in Section 9(j) of the Management Agreement regarding confidential information shall also survive the termination of the Management Agreement. Further, Manager and Partnership acknowledge their respective duties and obligations upon the termination of the Management Agreement as set forth in
Section 2(g) therein.

          2.  Books and Records.  In accordance with Section 2(g)(ii)(C),
              -----------------
concurrently with the execution of this Agreement, Manager shall return to Partnership all keys, contracts, leases, receipts, unpaid bills and documents, work papers, financial and accounting records, policy and procedure manuals and other material (including all copies thereof) obtained in connection with Manager's provision of services under the Management Agreement which relate to Partnership or the operation of the Restaurants.

          IN WITNESS THEREOF, the parties hereto have executed this Agreement as of the date first above written.

     "PARTNERSHIP"            ISLANDS RESTAURANTS, L.P., a Delaware limited
                              partnership

                              By:  Seneca Partners, Inc., a Delaware corporation
                                   Its:  Sole General Partner

                                   By: /s/ JOHN P. WAGNER
                                       -------------------------------------
                                       Name:   John P. Wagner
                                       Title:  Vice President, Secretary and
                                               Treasurer

     "MANAGER"                ISLANDS RESTAURANTS, INC., a Delaware corporation

                              By: /s/ WILLIAM R. KUNTZ, JR.
                                  -------------------------------
                                  Name:   William R. Kuntz, Jr.
                                  Title:  Vice President


                                      -2-